                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 20, 1999
                  --------------------------------------------
                                (Date of Report)

                                SHOPNOW.COM INC.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         WASHINGTON                 000-26707                91-1628103
-----------------------------  ---------------------    -------------------
(State or Other Jurisdiction   (Commission File No.)       (IRS Employer
      of Incorporation)                                  Identification No.)

           411 FIRST AVENUE SOUTH, SUITE 200 NORTH, SEATTLE, WA 98104
-------------------------------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

                                 (206) 223-1996
-------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                      NONE
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.           OTHER EVENTS

     On December 20, 1999, ShopNow.com Inc. ("ShopNow.com") and Ubarter.com Inc. ("Ubarter.com") entered into a letter of intent regarding the proposed acquisition of Ubarter.com by ShopNow.com.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)     EXHIBITS

          10.1 Letter of Intent, dated, December 20, 1999, between ShopNow.com Inc., Ubarter.com Inc., Steven White and New Horizons L.P.

          99.1 Press Release, dated December 21, 1999, regarding announcement of Letter of Intent.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SHOPNOW.COM INC.

Dated:  December 29, 1999         By /s/ Alan D. Koslow
                                    ----------------------------------------

                                  Alan D. Koslow
                                  Executive Vice President, Chief Financial
                                  Officer and General Counsel

                                  EXHIBIT INDEX


Exhibit Number             Description
--------------             -----------
     10.1                  Letter of Intent, dated, December 20, 1999, between ShopNow.com
                           Inc., Ubarter.com Inc., Steven White and New Horizons L.P.

     99.1                  Press Release, dated December 21, 1999, regarding announcement of
                           Letter of Intent.

